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                                                                   EXHIBIT 10.32

                             SAGENT TECHNOLOGY, INC.

                         COMMON STOCK PURCHASE AGREEMENT

      THIS AGREEMENT is made this 28th day of February, 1999, between Sagent Technology, Inc., a Delaware corporation (the "Company") and Klaus Luft (the "Purchaser").

      The parties agree as follows:

      1. PURCHASE AND SALE OF STOCK. Subject to the terms and conditions of this Agreement, the Company hereby agrees to sell to Purchaser and Purchaser agree to purchase from the Company on the Closing Date (as herein defined), an aggregate of 10,000 shares of the Company's Common Stock (the "Stock") at a price of $9.00 per share, for an aggregate purchase price of $90,000.00. The purchase price for the Stock shall be paid by check or wire transfer to the Company.

      2. CLOSING. The purchase and sale of the Stock shall occur on February ___, 1999 or at such other time as shall be designated and agreed upon by the parties (the "Closing Date"). The Closing will take place at the principal office of the Company or at such other place as shall be designated by the Company. Within a reasonable time after the Closing, the Company will issue a duly executed certificate evidencing the Stock in the name of the Purchaser.

      3. STOCK SPLITS, ETC. If, from time to time during the term of this
Agreement:

            (a) There is any stock dividend or liquidating dividend of cash and/or property, stock split or other change in the character or amount of any of the outstanding securities of the Company; or

            (b) There is any consolidation, merger or sale of all, or substantially all, of the assets of the Company; then, in any such event, any and all new, substituted or additional securities or other property to which Purchaser is entitled by reason of his ownership of Stock shall be immediately subject to this Agreement and be included in the word "Stock" for all purposes with the same force and effect as the shares of Stock presently subject to the right of first refusal and other terms of this Agreement.

      4. RESTRICTION ON TRANSFER; RIGHT OF FIRST REFUSAL. Before any shares of Stock registered in the name of Purchaser may be sold or transferred (including transfer by operation of law), such shares shall first be offered to the Company.

            (a) Purchaser shall deliver a notice ("Notice") to the Company stating (i) his bona fide intention to sell or transfer such shares, (ii) the number of such shares to be sold or transferred, (iii) the price for which he proposes to sell or transfer such shares, and (iv) the name of the proposed purchaser or transferee.

            (b) Within thirty (30) days after receipt of the Notice, the Company or its assignee may elect to purchase all or none of the shares to which the Notice refers, at the price per share specified in the Notice.
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            (c) If all of the shares to which the Notice refers are not elected to be purchased, as provided in Section 4(b) hereof, Purchaser may sell the shares to any person named in the Notice at the price specified in the Notice or at a higher price, provided that such sale or transfer is consummated within thirty (30) days of the date of said Notice to the Company, that any such person named in the Notice shall agree to be bound by and comply with the terms of this Agreement, and provided, further, that any such sale is in accordance with all the terms and conditions hereof.

            The provisions of this Section 4 shall not apply to the sale of any or all shares of the Stock in connection with an underwritten public offering of the Company's Common Stock pursuant to a registration statement under the Securities Act of 1933, as amended (the "Act"). The provisions of this Section 4 shall terminate on (i) the effective date of a registration statement filed by the Company under the Act with respect to an underwritten public offering of Common Stock of the Company or (ii) the closing date of a sale of assets or merger of the Company pursuant to which shareholders of this Company receive securities of a buyer whose shares are publicly traded and after which the shareholders of the Company own less than fifty percent of the voting securities of the Company. The provisions of this Section 4 shall not apply to a transfer of any shares of Stock by Purchaser to any person employed by the Purchaser, engaged by the Purchaser to render consulting or advisory services, or otherwise mutually agreed upon by the Company and Purchaser; provided, in each such case that the transferee shall receive and hold such shares subject to the provisions of this Section 4 and there shall be no further transfer of such shares.

            The Company shall not be required (i) to transfer on its books any shares of Stock which shall have been sold or transferred in violation of any of the provisions set forth in this Agreement, or (ii) to treat as owner of such shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such shares shall have been so transferred.

      5. RESTRICTIVE LEGENDS AND STOP-TRANSFER ORDERS.

            (a) LEGENDS. The share certificate evidencing the Stock issued hereunder shall be endorsed with the following legends (in addition to any legends required under applicable state securities laws):

            "TO THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, TO THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933."

            "THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE SHAREHOLDER, A


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            COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY."

            (b) STOP-TRANSFER NOTICES. Purchaser agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

            (c) REFUSAL TO TRANSFER. The Company shall not be required (i) to transfer on its books any shares of Stock that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Stock or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Stock shall have been so transferred.

      6. PURCHASER'S REPRESENTATIONS. In connection with his purchase of the Stock, the Purchaser hereby represents and warrants to the Company as follows:

            (a) INVESTMENT INTENT; CAPACITY TO PROTECT INTERESTS. Purchaser is purchasing the Stock solely for his own account for investment and not with a view to or for sale in connection with any distribution of the Stock or any portion thereof and not with any present intention of selling, offering to sell or otherwise disposing of or distributing the Stock or any portion thereof in any transaction other than a transaction exempt from registration under the Securities Act of 1933, as amended (the "Act"). Purchaser also represents that the entire legal and beneficial interest of the Stock is being purchased, and will be held, for Purchaser's account only, and neither in whole or in part for any other person. Purchaser either has a pre-existing business or personal relationship with the Company or any of its officers, directors or controlling persons or by reason of Purchaser's business or financial experience or the business or financial experience of Purchaser's professional advisors who are unaffiliated with and who are not compensated by the Company or any affiliate or selling agent of the Company, directly or indirectly, could be reasonably assumed to have the capacity to evaluate the merits and risks of an investment in the Company and to protect Purchaser's own interests in connection with this transaction.

            (b) INFORMATION CONCERNING COMPANY. Purchaser has heretofore discussed the Company and its plans, operations and financial condition with the Company's officers and has hereto fore received all such information as Purchaser has deemed necessary and appropriate to enable Purchaser to evaluate the financial risk inherent in making an investment in the Stock, and Purchaser has received satisfactory and complete information concerning the business and financial condition of the Company in response to all inquiries in respect thereof.

            (c) ECONOMIC RISK. Purchaser realizes that the purchase of the Stock will be a highly speculative investment and involves a high degree of risk, and Purchaser is able, without impairing financial condition, to hold the Stock for an indefinite period of time and to suffer a complete loss on Purchaser's investment.


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            (d) RESTRICTED SECURITIES. Purchaser understands and acknowledges that:

                   (i) the Stock has not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Purchaser's investment intent as expressed herein. In this connection, Purchaser understands that, in the view of the Securities and Exchange Commission ("SEC"), the statutory basis for such exemption may be unavailable if Purchaser's representation was predicated solely upon a present intention to hold the Stock for the minimum capital gains period specified under tax statutes, for a deferred sale for or until an increase or decrease in the market price of the Stock, or for a period of one (1) year or any other fixed period in the future.

                  (ii) the Stock must be held indefinitely unless they are subsequently registered under the Securities Act or unless an exemption from such registration is otherwise available. Purchaser further acknowledges and understands that the Company is under no obligation to register the Stock. In addition, Purchaser understands that the certificate evidencing the Stock will be imprinted with a legend which prohibits the transfer of the Stock unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company.

            (e) DISPOSITION UNDER RULE 144. Purchaser understands that:

                   (i) the shares of Stock are restricted securities within the meaning of Rule 144 promulgated under the Act; that the exemption from registration under Rule 144 will not be available in any event for at least one
(1) year from the date of purchase and payment of the Stock (or at least two (2) years in the case of affiliates of the Company), and even then will not be available unless (i) a public trading market then exists for the Common Stock of the Company, (ii) adequate information concerning the Company is then available to the public, and (iii) other terms and conditions of Rule 144 are complied with; and that any sale of the Stock may be made only in limited amounts in accordance with such terms and conditions;

                  (ii) that at the time Purchaser wishes to sell the Stock there may be no public market upon which to make such a sale, and that, even if such a public market then exists, the Company may not be satisfying the current public information requirements of Rule 144, and that, in such event, Purchaser would be precluded from selling the Stock under Rule 144 even if the two (2) year minimum holding period had been satisfied; and

                  (iii) in the event all of the requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

            (f) FURTHER LIMITATIONS ON DISPOSITION. Without in any way limiting his


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representations set forth above, Purchaser further agrees that it shall in no event make any disposition of all or any portion of the Stock unless and until:

                  (i) (A) there is then in effect a Registration Statement under the Act covering such proposed disposition and such disposition is made in accordance with said Registration Statement; or, (B)(1) Purchaser shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, (2) Purchaser shall have furnished the Company with an opinion of Purchaser's counsel to the effect that such disposition will not require registration of such shares under the Act, and (3) such opinion of Purchaser's counsel shall have been concurred in by counsel for the Company and the Company shall have advised Purchaser of such concurrence; and,

                  (ii) Purchaser shall have complied with the Right of First Refusal set forth in Section 4 hereof and the Standoff Agreement set forth in
Section 8 hereof.

            (g) TAX LIABILITY. Purchaser understands that he (and not the Company) shall be responsible for his own federal, state, local or foreign tax liability and any of his other tax consequences that may arise as a result of the transactions contemplated by this Agreement. Purchaser shall rely solely on the determinations of his tax advisors or his own determinations, and not on any statements or representations by the Company or any of its agents, with regard to all such tax matters.

      7. MISCELLANEOUS.

            (a) The parties agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

            (b) Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to Purchaser at the address et forth below and to the Company at the address of its principal corporate offices (attention:
President) or at such other address as such party may designate by ten (10) days advance written notice to the other party hereto.

            (c) The Company may assign its rights and delegate its duties under this Agreement, including but not limited to Section 4 hereof. This Agreement shall inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer herein set forth, be binding upon the Purchaser, his heirs, executors, administrators, successors and assigns.

            (d) The Purchaser hereby authorizes and directs the Secretary or Transfer Agent of the Company to transfer the Stock as to which the right of first refusal has been exercised from Purchaser to the Company or the Company's assignee.

            (e) This Agreement represents the entire agreement between the parties with respect to the purchase of Common Stock by the Purchaser, may only be modified or amended in writing signed


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by both parties and satisfies all of the Company's obligations to Purchaser with regard to the issuance or sale of securities.

      8. STANDOFF AGREEMENT. The Purchaser agrees, in connection with the Company's initial public offering of its equity securities, and upon request of the Company or the underwriters managing such offering, (i) not to sell, make any short sale of, loan, grant any option for the purchase of or otherwise dispose of any shares of Stock (other than those included in the registration, if any) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed one hundred eighty
(180) days) from the effective date of such registration as may be requested by the Company or such underwriters and (ii) to execute any agreement regarding (i) above as may be requested by the Company or underwriters at the time of the public offering; provided, that the officers and directors of the Company who own stock of the Company also agree to such restrictions.

      9. GOVERNING LAW. This Agreement shall be governed and construed by the laws of the State of California as applied to agreements made and performed in California by residents of the State of California, without reference to conflict of laws principles.

      10. JURISDICTION; VENUE. With respect to any disputes arising out of or related to this Agreement, the parties consent to the exclusive personal jurisdiction of, and venue in, the state courts of Santa Clara County, California (or in the event of exclusive federal jurisdiction, the courts of the Northern District of California).


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      IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

SAGENT TECHNOLOGY, INC.                   KLAUS LUFT
a Delaware corporation


By:                                       /s/  KLAUS LUFT
        -------------------------------   --------------------------------------
                                          (Signature)

Title:                                         Klaus Luft
        -------------------------------   --------------------------------------
                                          (Print Name)


Address:                                  Address:

800 W. El Camino Real, Suite 300
Mountain View, CA  94040                  --------------------------------------

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